UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 25, 2017

TransEnterix, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-19437	11-2962080
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

635 Davis Drive, Suite 300, Morrisville, North Carolina		27560
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	919-765-8400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2017, at the Annual Meeting of Stockholders for 2017 (the “Annual Meeting”), the stockholders of TransEnterix, Inc. (the “Company”) voted to approve, among other things, an Amendment to the Company’s Amended and Restated Incentive Compensation Plan, as amended (the “Plan”), to increase the number of shares reserved for issuance under the Plan by 7,000,000 shares. The vote for approval of the Amendment is set forth below under Item 5.07 and incorporated herein by reference.

The Amendment to the Plan is attached to this Current Report on Form 8-K and incorporated by reference into this Item.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 25, 2017, the Company held its Annual Meeting for 2017. At the Annual Meeting, the total number of shares represented in person or by proxy was 104,111,905 of the 123,629,689 shares of Common Stock outstanding and entitled to vote at the Annual Meeting as of the record date, April 10, 2017. The following matters were voted upon at the Annual Meeting:

1. Election of Directors. The following named persons were elected as Directors of the Company to serve until the next Annual Meeting of Stockholders in 2018 or until their successors are elected and qualified. The votes cast were as follows:

Director Nominee	For	Vote Withheld
Paul A. LaViolette	67,110,083	4,390,858
Todd M. Pope	70,114,050	1,386,891
Andrea Biffi	70,492,715	1,008,226
Jane H. Hsiao	67,818,404	3,682,537
William N. Kelley	67,378,975	4,121,966
Aftab R. Kherani	70,132,087	1,368,854
David B. Milne	70,482,228	1,018,713
Richard C. Pfenniger, Jr.	69,897,123	1,603,818
William N. Starling	70,085,690	1,415,251

2. Say on Pay. The stockholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers for 2016, as described in the proxy statement in accordance with Regulation S-K, Item 402. The stockholder vote was as follows:

65,820,204 Votes	FOR the resolution
5,483,988 Votes	AGAINST the resolution
196,749 Votes	ABSTAIN

3. Frequency of Say on Pay. The stockholders voted to approve the frequency of the submission of future Say on Pay proposals to the stockholders as once every year. The stockholder vote was as follows:

70,453,508 Votes	ONE YEAR
165,068 Votes	TWO YEARS
595,308 Votes	THREE YEARS
287,057 Votes	ABSTAIN

Following the Annual Meeting, and based upon the votes of the stockholders, approving annual Say on Pay proposals, the Board of Directors adopted and approved the recommendation of the stockholders and will submit annual Say on Pay proposals to the stockholders beginning with the 2018 annual meeting of stockholders.

4. Amendment and Restatement of the Incentive Compensation Plan. The stockholders voted to approve the amendment of the Plan to increase the number of shares reserved for issuance under the Plan by 7,000,000 shares. The stockholder vote was as follows:

62,810,724 Votes	FOR the resolution
8,551,057 Votes	AGAINST the resolution
139,160 Votes	ABSTAIN

5. Ratification of Independent Public Accounting Firm for 2017. The stockholders voted to ratify the appointment of BDO USA, LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2017. The stockholder vote was as follows:

101,784,808 Votes	FOR the resolution
1,588,610 Votes	AGAINST the resolution
738,487 Votes	ABSTAIN

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Description

10.1* Amendment to the TransEnterix Amended and Restated Incentive Compensation Plan, as amended.

*	A management contract, compensatory plan or arrangement required to be separately identified.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TransEnterix, Inc.

May 25, 2017	By:	/s/ Joseph P. Slattery

Name: Joseph P. Slattery
Title: EVP and CFO

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Exhibit Index

Exhibit No.	Description

10.1	Amendment to the TransEnterix Amended and Restated Incentive Compensation Plan, as amended.